UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

MICROSTRATEGY INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42509	51-0323571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Towers Crescent Plaza
Tysons Corner, Virginia		22182
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 703 848-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, par value $0.001 per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Strife Preferred Stock, par value $0.001 per share	STRF	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, par value $0.001 per share	STRD	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On July 31, 2025, MicroStrategy Incorporated d/b/a Strategy (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended June 30, 2025. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed pursuant to Item 2.02 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

As contemplated by the prospectus supplement for the IPO of STRC, on July 31, 2025, the Company announced that its board of directors declared monthly cash dividends of $0.80 per share payable on the Variable Rate Perpetual Stretch Preferred Stock (“STRC Stock"). The calculation of the monthly dividend takes into account the dividend accrued from July 29, 2025, the issuance date of the STRC Stock. Payment will be made on August 31, 2025 to stockholders of record of the STRC Stock at the close of business on August 15, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated July 31, 2025, regarding the Company’s financial results for the quarter ended June 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MicroStrategy Incorporated
(Registrant)

Date:	July 31, 2025	By:	/s/ Andrew Kang
Andrew Kang
Senior Executive Vice President & Chief Financial Officer